Leases (Details Narrative) - USD ($) $ in Thousands	9 Months Ended		12 Months Ended
	Sep. 30, 2025	Sep. 30, 2024	Dec. 31, 2024	Dec. 31, 2023
Leases [Abstract]
Lease term description	These leases have expected remaining lease terms ranging from less than one year to 7 years.		These leases have expected remaining lease terms ranging from less than one year to 9 years.
Sublease rental income	$ 0	$ 0	$ 0	$ 0